                                                          UNITED STATES

                                       SECURITIES AND EXCHANGE COMMISSION

                                                      Washington, D.C. 20549

                                                                FORM 8-K

                                                       CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                               Date of Report: November 6, 2012

                                                   CLARIDGE VENTURES, INC.

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                                  (Exact name of registrant as specified in its charter)

                        Nevada                                   000-53438

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         (State or other jurisdiction of            (Commission File        (IRS Employer

           incorporation)                                    Number)                     Identification Number)

                                                3730-1015-4th Street SW

                                        Calgary, ALB T2R 1J4 Canada

                               (Address of Principal Executive Offices) (Zip Code)

                                                     (403) 819-6090

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                           Registrant's telephone number, including area code

                                                                N/A

                                                               -------

                  (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR

240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officer and Director

On October 30, 2012 Kelly Wood was appointed to the Board of Directors in the Capacity of  Director and Secretary, Treasurer

Kelly was named one of Arizona’s Top 35 Entrepreneurs Under 35 by AZ Magazine in 2009. As the principal of the Scottsdale-based Marketing and Public Relations firm, KWPR Group, Inc., Kelly has helped her clients forge strong affinities and long term relationships with targeted audiences. Her firm has devised and implemented hundreds of successful branding and outreach campaigns, including tactics such as advertising, public relations, social media, VIP and grand opening events, product launches, community relations, cause-related initiatives, trade show outreach, and valuable print, broadcast and online media coverage – worth millions of dollars in exposure.

 With more than a decade of experience in sales, marketing and public relations, she has a keen understanding of the most effective ways in which strategic branding and messaging can be leveraged to drive the success of a product or service. She believes that credibility and forging an emotional connection with one’s audience translates into profitability and long term growth.

 Kelly has served on several committees for the Phoenix chapter of the Public Relations Society of America, including the Media Breakfast Planning committee and the Annual Copper Anvil Awards committee. She also served on the Board of Directors for Sedona Jazz on the Rocks and the Phoenix Green Chamber of Commerce.

Resignation of Officers

On October 30, 2012 Robert Edmundson resigned as Secretary Treasurer and remains a Director of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Directors Resolutions

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         CLARIDGE VENTURES, INC.

                                         By: /s/ Kenneth Edmundson

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                                             Kenneth Edmundson, President

                                          Date: November 6, 2012